SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

VALIC COMPANY II
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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(2) Aggregate number of securities to which transaction applies:
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[ ]	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify previous filing by statement number, or the Form or Schedule and the date of its filing.

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VALIC COMPANY II
International Growth II Fund

2929 Allen Parkway
Houston, Texas 77019

A LETTER FROM THE PRESIDENT
August 20, 2004	IMMEDIATE ACTION REQUESTED

Dear Contract Owner:

            I am writing to inform you of the upcoming special meeting for shareholders of the VALIC Company II International Growth II Fund (the "Fund"), which shall take place on October 7, 2004 ("Special Meeting"). As the owner of a variable annuity contract (a "Contract") issued by The Variable Annuity Life Insurance Company ("VALIC") (the "Insurance Company"), you have the right to instruct the Insurance Company that issued your Contract how to vote certain shares of the Fund at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying proxy statement ("Proxy Statement").

            The purpose of the Special Meeting is to request that you approve an amendment to the investment sub-advisory agreement between VALIC and AIG Global Investment Corp., an affiliate of VALIC ("AIGGIC") (the "AIGGIC Sub-Advisory Agreement"), which provides that AIGGIC will serve as sub-adviser to the Fund. The AIGGIC Sub-Advisory Agreement will not impact the fees paid by the Fund, or you as a shareholder. If approved by the shareholders, AIGGIC would replace Putnam Investment Management, LLC as sub-adviser of the Fund. In addition, if the AIGGIC Sub-Advisory Agreement is approved by the shareholders, the Fund's name, investment objective, and investment strategy will change immediately following the Special Meeting.

              The Board of Trustees of VALIC Company II has approved the AIGGIC Sub-Advisory Agreement and recommends that you vote FOR such agreement.

            The Proxy Statement includes a question and answer format designed to provide you with a simpler and more concise explanation of the proposal. We realize that this Proxy Statement will take time to review, but your vote is very important. You may vote by mail or in person.

            Whether or not you plan to attend the Special Meeting, please complete, sign and date the enclosed Voting Instruction Card and promptly return it in the enclosed postage-paid envelope.

             Thank you for your cooperation and for participating in this important process.
Sincerely, /s/ Evelyn M. Curran Evelyn Curran President

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
AND PROXY STATEMENT

            The following questions and answers represent some typical concerns you might have regarding the Special Meeting and the attached Proxy Statement. We encourage you to read the full text of the Proxy Statement.
Q.	What is this document and why did we send it to you?

A.

Mutual fund companies are required to obtain shareholder approval for certain types of changes affecting their funds. This Proxy Statement is being furnished to you in connection with the solicitation of votes by the Board of Trustees of VALIC Company II ("VC II" or the "Series Company") with respect to the International Growth II Fund (the "Fund").

You are receiving this Proxy Statement because you are the owner of a variable annuity contract ("Contract") issued by The Variable Annuity Life Insurance Company ("VALIC") (the "Insurance Company"), and some or all of your Contract value is invested in the Fund. Although VALIC is the record owner of the Fund's shares, as an owner of a Contract issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of the Fund that are attributable to your Contract.

Q.	What is being voted on at the Special Meeting?

A.

The Board of Trustees (the "Board" or "Trustees") of VALIC Company II, including a majority of the trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, is asking shareholders to vote for the approval of an amendment to the investment sub-advisory agreement between VALIC and AIG Global Investment Corp. ("AIGGIC"), an affiliate of VALIC (the "AIGGIC Sub-Advisory Agreement"), which provides that AIGGIC will serve as sub-adviser to the Fund. If the AIGGIC Sub-Advisory Agreement is approved by shareholders, AIGGIC will replace Putnam Investment Management, LLC ("Putnam") as sub-adviser of the Fund.

Q.	What other changes will be made to the Fund if the proposal is approved?

A.

The Board has approved changes to the Fund's name, investment objective, and investment strategy. These changes do not require shareholder approval, however, the changes will only be effected if the shareholders of the Fund approve the AIGGIC Sub-Advisory Agreement.

If the shareholders approve the AIGGIC Sub-Advisory Agreement, (1) the Fund's name will change to the "International Small Cap Equity Fund", (2) the Fund's investment objective will change to long-term capital appreciation through equity and equity-related investments in small capitalization (small cap) companies outside the United States, and (3) the Fund's investment strategy, under normal circumstances, will be to invest at least 80% of the Fund's net assets in equity and equity-related securities of small cap companies throughout the world, excluding the United States. The definition of a "small cap company" is dependent on the size of the market. The sub-adviser will determine company size on a country-specific basis. The Fund will invest primarily in small cap companies whose capitalization, at the time of purchase, does not exceed US$3.5 billion.

Q.	Who is AIGGIC?

A.

AIGGIC is the proposed sub-adviser of the Fund. AIGGIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG") and is part of AIG Global Investment Group ("AIGGIG"). AIGGIG comprises a group of international investment adviser companies (including AIGGIC), which provides advice, investment products and asset management services to clients around the world. VALIC is also an indirect wholly-owned subsidiary of AIG, and therefore, is an affiliate of AIGGIC. In addition, AIGGIC sub-advises several VALIC Company I and VC II funds.

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Q.	How will I benefit from the change of the sub-adviser of the Fund?

A.

We believe that a change in the sub-adviser of the Fund, and the resulting change in the investment objective and strategies of the Fund, will provide potential for stronger long-term performance. Historically, international small cap stocks have outperformed their large cap counterparts. In addition, we believe that the current outlook for small cap stocks is optimistic as the European Union continues to expand, European corporations restructure from the introduction of the Euro, Japanese large cap stocks continue to have sluggish performance, and Asian markets recover from the 2003 SARS related breakdown. The change of the sub-adviser will not impact the fees paid by the Fund, or you as a shareholder.

Q.	How do the Trustees recommend that I vote on this proposal?

A.	The Trustees recommend that shareholders vote FOR the proposal.

Q.	What will happen if the proposal is not approved by shareholders of the Fund?

A.

In the event that shareholders of the Fund do not approve the AIGGIC Sub-Advisory Agreement, (1) AIGGIC will not serve as sub-adviser to the Fund, (2) the Fund's name, investment objective and investment strategy will not change, and (3) the Board will consider what further actions, if any, to take on a temporary basis, which may include Putnam continuing to serve as sub-adviser of the Fund until a replacement sub-adviser can be selected by the Board.

Q.	Who is eligible to vote at the Special Meeting?

A.

Shareholders of record of the Fund at the close of business on July 30, 2004 are entitled to notice of and to vote at the Special Meeting or at any adjournment of the Special Meeting. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented at the Special Meeting.

Q.	How do I vote my shares?

A.	You may vote your shares in person, by attending the Special Meeting, or by mail. To vote by mail, sign, date and send us the enclosed proxy in the envelope provided.

Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for the proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the proposal, your shares will be voted by the proxies FOR the proposal.

Q.	If I send my proxy in now as requested, can I change my vote later?

A.

You may revoke your proxy at any time before it is voted by: (1) sending to the Secretary of the Series Company a written revocation at 2929 Allen Parkway, Houston, Texas 77019, (2) forwarding a later-dated proxy, or (3) attending the Special Meeting and voting in person. To revoke your proxy, your written revocation or later-dated proxy must be received by the Secretary prior to its exercise at the Special Meeting.

Q.	How do I sign the proxy card?

A.	Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

ii

VALIC COMPANY II
International Growth II Fund
2929 Allen Parkway
Houston, Texas 77019

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to Be Held on October 7, 2004

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the International Growth II Fund (the "Fund"), a series of VALIC Company II will be held in Meeting Room 1 of the Woodson Tower Building, 2919 Allen Parkway, Houston, Texas, at 10:00 a.m. Central time, on Thursday, October 7, 2004, for the following purposes:
1.

To approve or disapprove an amendment to the Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and AIG Global Investment Corp., which provides that AIGGIC will serve as sub-adviser to the International Growth II Fund.

2.	To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

The Board of Trustees has fixed the close of business on July 30, 2004 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

By Order of the Board of Trustees, /s/ Nori L. Gabert Nori L. Gabert, Esq. Vice President and Secretary

YOU ARE URGED TO EXERCISE YOUR RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE MEETING. YOU MAY VOTE BY MAIL OR IN PERSON. PLEASE GIVE YOUR VOTING INSTRUCTIONS PROMPTLY.

VALIC COMPANY II

International Growth II Fund

2929 Allen Parkway

Houston, Texas 77019

PROXY STATEMENT

            This Proxy Statement is being furnished in connection with the proposed amendment to the investment sub-advisory agreement between The Variable Annuity Life Insurance Company ("VALIC") and AIG Global Investment Corp. ("AIGGIC") (the "AIGGIC Sub-Advisory Agreement") which will be submitted to shareholders of International Growth II Fund (the "Fund") for consideration at a Special Meeting of Shareholders to be held on October 7, 2004 at 10:00 a.m. Central time in Meeting Room 1 of the Woodson Tower Building, 2919 Allen Parkway, Houston, Texas, 77019, and any adjournments thereof (the "Special Meeting").

            This Proxy Statement, along with a Notice of the Special Meeting and a Voting Instruction Card, is first being mailed to shareholders of the Fund on or about August 20, 2004.

PROPOSAL 1: APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT

BETWEEN VALIC AND AIGGIC

            At a regular meeting of the Board of Trustees ("Board" or "Trustees") of VALIC Company II ("VC II" or "Series Company") held on July 20, 2004, the Board, including a majority of the trustees who are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees"), approved the termination of the current investment sub-advisory agreement between VALIC and Putnam Investment Management, LLC ("Putnam"), dated January 1, 2002 (the "Putnam Sub-Advisory Agreement"), and approved the AIGGIC Sub-Advisory Agreement, appointing AIGGIC as the sub-adviser for the Fund.

            Shareholders of the Fund are now being asked to approve the AIGGIC Sub-Advisory Agreement under which AIGGIC will be responsible for managing the Fund's portfolio of investments. Shareholder approval of the AIGGIC Sub-Advisory Agreement is required for the implementation of such agreement.

            A copy of the AIGGIC Sub-Advisory Agreement is attached as Exhibit A to this Proxy Statement.

Who currently manages the Fund?

            VALIC oversees the day-to-day operations of the Fund. VALIC is an investment adviser registered with the Securities and Exchange Commission ("SEC"). VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

            As the adviser to the Fund, VALIC monitors the sub-adviser and compares Fund performance with relevant market indices and peer groups. VALIC watches for corporate actions and examines the sub-adviser's compliance with VALIC and fund policies. VALIC regularly provides written reports to the Board describing the results of its evaluation and oversight functions.

            VALIC employs a sub-adviser who makes investment decisions for the Fund. Putnam currently serves as sub-adviser to the Fund. As sub-adviser, Putnam makes investment decisions for the Fund according to the Fund's investment objective and restrictions. Subject to the oversight of VALIC, the sub-adviser evaluates pertinent economic, statistical, financial and other data in order to determine the optimal portfolio holdings in order to meet the Fund's objectives and performance benchmark.

            Putnam is a subsidiary of Putnam Investment, Inc., a holding company which in turn is, except for a minority stake, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company, located at 1166 Avenue of the Americas, New York, New York 10036. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

Why did the Board approve the termination of Putnam as sub-adviser for the Fund?

             At its July 20, 2004 meeting, the Board reviewed with VALIC its recommendation that the services of Putnam be terminated. Management recommended the termination of Putnam based on the Fund's performance record while sub-advised by Putnam. In addition, Management proposed that the Fund change its investment strategy from international large cap equity to international small cap equity in order to provide you, as a Contract owner, with a more complete line-up of variable investment options. Management considered investment advisers with expertise in the international small cap equity asset class and determined that AIGGIC offered strong performance versus peers and benchmarks, style consistency, and experienced investment management in this asset class. Based on these considerations, the Board, including a majority of the Independent Trustees, approved the termination of the Putnam Sub-Advisory Agreement. The Putnam Sub-Advisory Agreement will terminate upon entering into the AIGGIC Sub-Advisory Agreement if approved by shareholders of the Fund. Management has delivered to Putnam written notice of termination of the Putnam Sub-Advisory Agreement, which is subject to the approval of the shareholders of the Fund.

Who is the proposed new sub-adviser?

             The Board approved AIGGIC as the new sub-adviser of the Fund, subject to the approval of the shareholders of the Fund. AIGGIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG") and is part of AIG Global Investment Group ("AIGGIG"). AIGGIG comprises a group of international investment adviser companies (including AIGGIC), which provides advice, investment products and asset management services to clients around the world. As of June 30, 2004, AIGGIG managed approximately $430 billion, of which approximately $367 billion relates to AIG affiliates and $63 billion relates to client assets. These figures do not include assets sub-advised to third party managers. AIGGIC's principal offices are located at 175 Water Street, New York, New York 10038. VALIC is also a subsidiary of AIG, and therefore, is an affiliate of AIGGIC. In addition, AIGGIC sub-advises several other VALIC Company I and VC II funds.

What factors did the Board consider in making its determination to approve AIGGIC as sub-adviser to the Fund and the AIGGIC Sub-Advisory Agreement?

             At its meeting on July 20, 2004, the Board, including a majority of the Independent Trustees, approved the AIGGIC Sub-Advisory Agreement following presentations by VALIC and representatives of AIGGIC. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of the AIGGIC Sub-Advisory Agreement. In considering the AIGGIC Sub-Advisory Agreement for the Fund, the Board reviewed a variety of materials relating to the Fund and AIGGIC, and focused on the nature, extent and quality of the services to be provided by AIGGIC, the investment performance of the Fund and comparable funds advised by AIGGIC, and the costs of the services to be provided by AIGGIC.

            a.          Quality of the Services to be Provided

           The Board reviewed information provided by AIGGIC relating to its operations and personnel. The Board noted that a team, led by Hans Danielsson, would have responsibility for managing the Fund. The Fund's investment team would be made up of three dedicated investment groups, located regionally - Europe, Japan, and Southeast Asia - with approximately fifty managers and analysts. Each of the investment groups manages non-SEC registered, foreign-based investment funds specific to their region, which funds are primarily offered to non-U.S. investors. These funds include the AIG Europe Small Companies Fund plc, the AIG Southeast Asia Small Companies Fund plc, and the AIG Japan Small Companies Fund plc. The Board noted that as of May 31, 2004, the AIG Japan Small Companies Fund plc had a 5-star rating while the AIG Europe Small Companies Fund plc and the AIG Southeast Asia Small Companies Fund plc had 4-star ratings, as determined by S&P/Micropal.

            The Board reviewed information provided by AIGGIC relating to its investment strategies and techniques. It was noted that the team uses a detailed investment process to narrow the universe of stocks based on qualitative and quantitative factors, then performs in depth research on its buy candidates. Stocks are also reviewed on their potential to grow into mid- or large-cap companies or to become leaders in their competitive space, based on different growth categories.

            Based on these considerations, the Board determined that the nature, extent and quality of the services to be provided by AIGGIC under the AIGGIC Sub-Advisory Agreement will be satisfactory and that the AIGGIC Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

            b.          Investment Performance

            The Board also reviewed comparisons of the Fund's performance with the performance of the International Small Companies Equity Fund, a sub-fund of AIG Multi Strategy Investment PLC, an umbrella fund that is not SEC registered and is an offshore investment fund primarily for non-U.S. investors ("AIG MSI Fund"). The Board noted that the performance of the AIG MSI Fund had exceeded both its benchmarks and the average returns of other funds in its asset class for several periods. In addition, the performance of the AIG MSI Fund had exceeded the performance of other funds managed by sub-advisers that were considered by Management to replace Putnam. Management reported that the Fund would be managed in a similar style as the AIG MSI Fund once the Fund's investment objective and strategies change, which would take place immediately following approval of the AIGGIC Sub-Advisory Agreement by the shareholders. Based upon these considerations, the Board determined that AIGGIC would be able to provide high-quality portfolio management services under the AIGGIC Sub-Advisory Agreement.

            c.          Costs of the Services to be Provided

            The Board reviewed information prepared by an independent third party research firm that compared the Fund's expenses and fees with the expenses and fees of other comparable international equity funds underlying variable insurance products. The Board recognized that the Fund's total expenses were below the median in both its expense group (2nd quintile) and expense universe (1st quintile). Furthermore, the Board recognized that the sub-advisory fee rate is lower under the AIGGIC Sub-Advisory Agreement than under the Putnam Sub-Advisory Agreement, and that with such change, sub-advisory fees will be slightly above the median of its expense group and expense universe. Management noted that the change of sub-adviser will not impact the fees paid by the Fund or its shareholders. However, it was noted that the decrease in the sub-advisory fees would permit VALIC to retain more of its advisory fee received from the Fund, while its duties and responsibilities under its advisory agreement with the Series Company would not change. Based on these considerations, the Board determined that the sub-advisory fee rate as provided in the AIGGIC Sub-Advisory Agreement were reasonable.

            In reaching its decision to recommend the approval of the AIGGIC Sub-Advisory Agreement, the Board did not identify any single factor as being of principal significance, but based its recommendation on each of the factors it considered, including the services to be rendered by AIGGIC, its qualifications, the experience of its investment team and personnel on that team, the costs of the services provided by AIGGIC and AIGGIC's performance in employing its investment strategy in its AIG MSI Fund. Based upon its review and representations made to it and its considerations as described above, and as part of their deliberations, the Board, including a majority of the Independent Trustees, concluded that AIGGIC is qualified to manage the Fund's assets in accordance with the proposed new investment objectives and policies. Based on its review and consideration of these same factors and on AIGGIC's financial condition, the Board, including a majority of the Independent Trustees, concluded that AIGGIC possesses the capability and resources to perform the duties required of it under the AIGGIC Sub-Advisory Agreement.

            Based upon its review of the AIGGIC Sub-Advisory Agreement, representations made to it, and its considerations as described above, the Board, including a majority of the Independent Trustees, concluded that (1) the terms of the AIGGIC Sub-Advisory Agreement are reasonable, fair and in the best interest of the Fund and its shareholders, and (2) the sub-advisory fee rate provided in the AIGGIC Sub-Advisory Agreement is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

Why am I being asked to approve the AIGGIC Sub-Advisory Agreement?

            The 1940 Act, which regulates investment companies such as your Fund, requires a shareholder vote to approve a new investment advisory agreement. The Series Company has obtained an exemptive order from the SEC, which permits it to enter into new sub-advisory agreements, without shareholder approval. The order does not permit the Series Company to enter into new sub-advisory agreements with a sub-adviser that is an affiliated person of VALIC or the Series Company without obtaining shareholder approval. Since VALIC and AIGGIC are indirect, wholly-owned subsidiaries of AIG, and are therefore affiliated persons of each other, you as a shareholder of the Fund are being asked to approve the AIGGIC Sub-Advisory Agreement.

What are the provisions of the Putnam Sub-Advisory Agreement?

            General. The Board and the initial shareholder of the Fund approved the Putnam Sub-Advisory Agreement on January 1, 2002. Pursuant to the Putnam Sub-Advisory Agreement, Putnam acts as the sub-adviser for the Fund. Putnam provides an investment program for the Fund in accordance with its investment policies, limitations and restrictions. Putnam places orders for purchases and sales of portfolio investments; instructs and provides information to the Fund's custodian regarding securities and cash transactions; provides information to VALIC regarding portfolio investments; and maintains records required by the 1940 Act.

            Fees. For the sub-advisory services provided to the Fund, Putnam receives a monthly fee from VALIC based on the Fund's average daily net assets. This fee is paid by VALIC out of the fees it receives and is not a Fund expense. Under the fee schedule contained in the Putnam Sub-Advisory Agreement, Putnam is paid a fee at the following annual rate (based on average daily net assets):

 -   0.65% on the first $100 million, and
- 0.55% over $100 million

            Liabilities. The Putnam Sub-Advisory Agreement provides that Putnam shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the Putnam Sub-Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties.

            Termination. The Putnam Sub-Advisory Agreement provides for automatic termination unless at least annually, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Fund, and (ii) the Independent Trustees. The Putnam Sub-Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, upon 30 to 60 days' written notice.

What are the provisions of the AIGGIC Sub-Advisory Agreement?

            The AIGGIC Sub-Advisory Agreement is substantially similar to the Putnam Sub-Advisory Agreement, except for: (i) the compensation payable by VALIC to AIGGIC, and (ii) the effective dates of the Agreements. The AIGGIC Sub-Advisory Agreement provides that VALIC will pay AIGGIC a fee at the annual rate of 0.50% of average daily net assets. The AIGGIC Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A.

Will the approval of the AIGGIC Sub-Advisory Agreement impact the Fund's investment advisory agreement with VALIC, or raise the Fund's advisory fees or other expenses?

            No. Pursuant to an Investment Advisory Agreement between the Series Company and VALIC dated January 1, 2002 (the "Advisory Agreement"), VALIC receives an annual advisory fee from the Fund. This fee is payable to VALIC at the annual rate of 0.90%, based on average daily net assets of the Fund.

            The terms of the Advisory Agreement provide that VALIC may employ or contract with such other person(s) or corporation(s) (including a sub-adviser) at its own cost and expense. The Fund itself bears no responsibility for payment of the sub-advisory fees and, therefore, approval of the AIGGIC Sub-Advisory Agreement will not affect the overall investment advisory fee payable by the Fund to VALIC or otherwise result in an increase in Fund expenses.

            Under the Advisory Agreement, the annual advisory fee payable to VALIC by the Fund for the fiscal year ended August 31, 2003 was 0.90% of average daily net assets or $303,736. For the fiscal year ended August 31, 2003, VALIC paid Putnam 0.65% of average daily net assets or $219,365 in sub-advisory fees. The advisory fees retained by VALIC for the period were $84,371 or 0.25% for the Fund. If AIGGIC had served as sub-adviser for the last fiscal year, VALIC would have paid AIGGIC $50,623 or 0.15% less than what VALIC had paid Putnam.

What other changes will result to the Fund if the shareholders approve the AIGGIC Sub-Advisory Agreement?

            The Board has approved changes to the Fund's name, investment objective, and investment strategy of the Fund. These changes do not require shareholder approval, however, the changes will only be effected if the shareholders of the Fund approve the AIGGIC Sub-Advisory Agreement.

            If the shareholders approve the AIGGIC Sub-Advisory Agreement, then (1) the Fund's name will be changed to the "International Small Cap Equity Fund", (2) the Fund's investment objective will change from "capital appreciation" to "long-term capital appreciation through equity and equity-related investments in small capitalization companies outside the United States," and (3) the Fund's investment strategy will be substantially as follows:

-

Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity and equity-related securities of small cap companies throughout the world, excluding the United States. The definition of a "small cap company" is dependent on the size of the market. AIGGIC will determine company size on a country-specific basis. The Fund will invest primarily in small cap companies whose capitalization, at the time of purchase, does not exceed US$3.5 billion.

The Fund's current investment strategy does not require that a minimum percentage of the Fund's assets be invested in a specific market capitalization range. However, it does provide that the sub-adviser invests mainly in mid-sized and large companies.

-

The Fund is not limited in the amount it invests in any one country. AIGGIC will try to select a wide range of industries and companies. Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in such countries by investing in closed-end investment companies which are authorized to invest in such countries, in accordance with Section 12(d)(1) of the 1940 Act. This will not change the Fund's current investment strategy.

-

Equity securities in which the Fund may invest may include common stocks, preferred stocks, convertible securities, depositary receipts and privately placed securities. This will not change the Fund's current investment strategy.

-

Under normal market conditions, the Fund may also invest up to 20% of its net assets in debt securities rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Ratings. The Fund's current investment strategy permits only limited investments in debt securities. It may also invest in unrated securities of comparable quality. Debt securities may be denominated in various currencies; however, no more than 20% of the Fund's net assets will be invested in debt securities denominated in a currency other than the U.S. dollar or invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

With the change to the Fund's investment objective and strategies, investors in the Fund will be subject to the same principal risks disclosed in the Fund's prospectus and the following new principal risks: Small Company Risk, Credit Risk, and Interest Rate Risk.

-

Small Company Risk. Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their management may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

-

Credit Risk. Investing in fixed-income securities involves the risk that the issuer of the fixed income securities owned by the Fund may be unable to make interest or principal payments.

-

Interest Rate Risk. Investing in fixed-income securities involves the risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed-income securities.

Did the Fund pay any fees (other than advisory fees) to VALIC, or its affiliates, for services provided to the Fund?

            Yes. The Series Company has service agreements with VALIC and AIG SunAmerica Asset Management Corp. ("SAAMCo") to provide transfer agency services as well as accounting and administrative services to the Fund. Transfer agent services also include shareholder servicing and dividend disbursements. For the fiscal year ended August 31, 2003, the Fund paid VALIC, as its transfer agent, and SAAMCo, as its administrator, $87,161 and $23,624, respectively. SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. The Fund does not have an underwriter.

Did the Fund pay any brokerage commissions to affiliated brokers?

            No. For the fiscal year ended August 31, 2003, the Fund did not pay any brokerage commissions to affiliated brokers for portfolio transactions.

Who are principal officers and directors of AIGGIC?

            The following chart lists the principal officers and directors of AIGGIC and their principal occupations. The business address of each officer and director is 175 Water Street, New York, New York 10038.

Name

Position with AIGGIC and Principal Occupation

Win Jay Neuger

Chairman, Chief Executive Officer and Director

Hans Danielsson

Director, Senior Managing Director

Edward Easton Matthews

Director

Larry Mellinger

Senior Managing Director

Ernest Theodore Patrikis

Director

Richard Waldo Scott

Director, Senior Managing Director

Does AIGGIC manage any funds in a similar style as the Fund?

            Yes. AIGGIC manages a fund, which has an investment objective and strategy similar to the Fund's proposed investment objective and strategy. The fund, which is not SEC registered, is a sub-fund of an offshore investment fund primarily for non-U.S. investors that invests in other funds sub-advised by AIGGIC. The name of such fund, together with information concerning the fund's assets, the annual fees paid to AIGGIC and its affiliate for services, are set forth below.

Fund Name

 Assets as of
July 31, 2004 (millions)

 Fee Rate
(% of average daily net assets)

 AIG Multi Strategy Investment PLC International Small Companies
Equity Fund

$65.4

0.066%

THE TRUSTEES OF THE SERIES COMPANY RECOMMEND APPROVAL OF THE AIGGIC SUB-ADVISORY AGREEMENT AND ANY UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE AIGGIC SUB-ADVISORY AGREEMENT.

OTHER BUSINESS

            The Trustees know of no other business to be presented at the Special Meeting other than the proposal, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

            Proxies are solicited by mail. The Fund will bear the costs for this proxy. By voting as soon as possible, you can save the Fund the expense of follow-up mailings and calls. The presence, in person or by proxy, of a majority of the shares of the Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Special Meeting.

            Shareholders of record of the Fund at the close of business on Friday, July 30, 2004 ("Record Date") are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

            This Proxy Statement is being sent to shareholders of the Fund in connection with a solicitation of votes by the Board of Trustees of the Series Company, to be used at the Special Meeting, and at any adjournments thereof. This Proxy Statement, along with a Notice of the Special Meeting and a Voting Instruction Card, is first being mailed to shareholders of the Fund on or about August 20, 2004.

            The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of the Fund held in the separate account with respect to that particular Contract. In voting for the proposal, each full share of the Fund is entitled to one vote and any fractional share is entitled to a fractional vote.

            The proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund which, as defined in the 1940 Act, means the vote of either 67% or more of the voting securities present at a duly-called meeting of shareholders, if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

            The Insurance Company, through its separate account and through its investment of seed capital, owns all of the shares of the Fund at the close of business on the Record Date. The Insurance Company is entitled to be present and vote at the Special Meeting with respect to such shares of the Fund. The Insurance Company has undertaken to vote its shares or abstain from voting its shares of the Fund held though its separate account for the Contract Owners of the Fund in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, the Insurance Company will furnish a copy of this Proxy Statement to Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares it owns directly which are not attributable to Contracts, in the same proportion as it votes shares held in the Insurance Company's separate account. The Insurance Company will also vote, or abstain from voting, shares owned by the Aggressive Growth Lifestyle Fund, Moderate Growth Lifestyle Fund and Conservative Growth Lifestyle Fund in the same proportion as it votes shares held in the Insurance Company's separate account. Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted.

            Voting Instruction Cards which are properly executed and returned will be voted FOR or AGAINST the proposal as indicated on the Voting Instruction Cards and FOR or AGAINST, as applicable, on any other matters deemed appropriate.

-

Voting Instruction Cards which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposal and FOR any other matters deemed appropriate.

-

Voting Instruction Cards which are properly executed and returned and are marked ABSTAIN will be included for the purposes of determining a quorum, but will not be included in the amount of shares voted for the proposal.

-

Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares or abstains from voting shares for which it has received voting instructions from other Contract Owners.

            A proxy may be revoked at any time before the Special Meeting or during the meeting by oral or written notice to Nori L. Gabert, Esq., 2929 Allen Parkway, Houston, Texas 77019. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the proposal. VALIC will vote in proportion to the votes received for and against the issues. If you wish to participate in the Special Meeting, you may submit the Voting Instruction Card included with this Proxy Statement or attend in person and provide your voting instructions to the Insurance Company.

            In the event that shareholders of the Fund do not approve the AIGGIC Sub-Advisory Agreement, then (1) AIGGIC will not serve as sub-adviser to the Fund, (2) the Fund's name, investment objective, and investment strategy will not change, and (3) the Board will consider what further actions, if any, to take on a temporary basis, which may include Putnam continuing to serve as sub-adviser to the Fund until a replacement sub-adviser can be selected by the Board.

            The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures are estimated at approximately $25,000. Such costs will be paid by the Fund.

OWNERSHIP OF SHARES

            All outstanding shares of the Fund are owned of record, in the aggregate, by VALIC Separate Account A, VALIC, the VC II Aggressive Growth Lifestyle Fund, the VC II Conservative Growth Lifestyle Fund and the VC II Moderate Growth Lifestyle Fund. As of the Record Date, there were 4,017,864 shares of the Fund outstanding. Shareholders of the Fund, as of the Record Date, are entitled to one vote for each full share held and fractional votes for fractional shares held through their Contract. As of the Record Date, the chart below reflects the total number of shares outstanding, the number of shares of beneficial interest and their percentage of the total outstanding shares of the Fund owned by each shareholder.

International Growth II Fund

Shares

%

VALIC Separate Account A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

1,881,973

46.84

VALIC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

184,962

4.60

VC II Aggressive Growth Lifestyle Fund . . . . . . . . . . . . . . . . . . .

249,991

6.22

VC II Conservative Growth Lifestyle Fund . . . . . . . . . . . . . . . . . .

843,535

21.00

VC II Moderate Growth Lifestyle Fund . . . . . . . . . . . . . . . . . . . . .

857,401

21.34

 Total Shares Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . .

 4,017,864
=======

 100.00%
=======

The Trustees and officers of VC II and members of their families as a group, beneficially owned less than 1% of the common stock of the Fund, as of the Record Date.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

           On July 30, 2004 to the knowledge of the Trustees and management of the Series Company, VALIC, the Aggressive Growth Lifestyle Fund, the Conservative Growth Lifestyle Fund, the Moderate Growth Lifestyle Fund and VALIC Separate Account A collectively owned of record all of the shares of the Fund. As a result, VALIC may be deemed to be a control person with respect to the Fund.

            VALIC, through its investment of the seed money for the Fund, currently is the beneficial owner of 4.6% of the shares of the Fund. VALIC will vote these shares in the same proportion as it votes shares held in the separate account. With respect to the shares owned by the Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund, and the Moderate Growth Lifestyle Fund, which comprise approximately 48.6% of the outstanding shares of the Fund, VALIC will vote these shares in the same proportion as it votes shares held in VALIC Separate Account A.

            The proportionate voting by VALIC of shares for which no voting instructions are received may result in certain shareholders that are entitled to direct the vote of less than 5% of the outstanding shares of the Fund issuing instructions that could affect the vote of 5% or more of the Fund's outstanding shares.

            To the Series Company's knowledge, no person beneficially owned (or owned Contracts which would entitle them to instruct the Insurance Company with respect to) 5% or more of the outstanding shares of the Fund as of the Record Date.

ANNUAL REPORTS

            Copies of the most recent Annual Report and Semi-Annual Report may be obtained without charge if you:

 -

-
-

 write to:
VALIC Company II
2929 Allen Parkway
Houston, Texas 77019
 call (800) 448-2542
access the Report through the Internet at www.aigvalic.com

SHAREHOLDER PROPOSALS

            The Series Company is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Nori L. Gabert, Esq., Vice President and Secretary of the Series Company, 2929 Allen Parkway, Houston, Texas 77019, so that they will be received in a reasonable period of time prior to that meeting.

ADDITIONAL INFORMATION

            The Series Company is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

ADJOURNMENT

            If a quorum is not present at the Special Meeting, or if a quorum is present but a sufficient number of votes in favor of the proposal has not been received by the time scheduled for the Special Meeting, Nori L. Gabert, Greg Kingston, and Evelyn Curran may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. Mmes. Gabert and Curran and Mr. Kingston will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of the proposal. They will vote against any such adjournment on behalf of those proxies that have voted against the proposal.

            In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.

 By the Order of the Board of Trustees

/s/ Nori L. Gabert

Nori L. Gabert
Secretary
August 20, 2004

EXHIBIT A

FORM OF

AMENDMENT NO. 1 TO INVESTMENT SUB-ADVISORY AGREEMENT

                 THIS AMENDMENT NO. 1 TO INVESTMENT SUB-ADVISORY AGREEMENT (the "Amendment") is effective as of _________________, 2004, by and among THE VARIABLE ANNUITY LIFE INSURANCE COMPANY ("VALIC") and AIG GLOBAL INVESTMENT CORP. (the "Sub-Adviser").

RECITALS

            WHEREAS, VALIC and VALIC Company II ("VC II") (formerly North American Funds Variable Product Series I) entered into an Investment Advisory Agreement dated January 1, 2002, with respect to the Covered Funds reflected in Schedule A; and

            WHEREAS, VALIC and the Sub-Adviser are parties to that certain Investment Sub-Advisory Agreement dated January 1, 2002 (the "Agreement"), with respect to the VC II Covered Funds with the Sub-Adviser; and

WHEREAS, the parties wish to amend Schedule A to the Agreement to reflect the addition as a Covered Fund of the International Small Cap Equity Fund; and

NOW, THEREFORE, in consideration of the mutual promises set forth herein, VALIC and the Sub-Adviser agree as follows:

1.

Schedule A Amendment. Schedule A to the Agreement is hereby amended to reflect the addition of the new Covered Fund set forth below. The revised Schedule A is also attached hereto.

Covered Fund

Fee

International Small Cap Equity Fund

0.50%

Sub-Adviser shall manage the International Small Cap Equity Fund assets and shall be compensated as noted above.

2.

Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.

Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.

Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

                IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first above written.

 THE VARIABLE ANNUITY LIFE
INSURANCE COMPANY

AIG GLOBAL INVESTMENT CORP.

 By:________________________________________
Name:______________________________________
Title:_______________________________________

 By:________________________________________
Name:______________________________________
Title:_______________________________________

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this 1st day of January, 2002, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as "VALIC," and AIG GLOBAL INVESTMENT CORP., hereinafter referred to as the "SUB-ADVISER."

          VALIC and the SUB-ADVISER recognize the following:

(a)

VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").

(b)

VALIC is engaged as the investment adviser of VALIC Company II ("VC II") (formerly known as North American Funds Variable Product Series II), pursuant to an Investment Advisory Agreement between VALIC and VC II, an investment company organized under the general corporate laws of Delaware as a business trust. VC II is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)

VC II currently consists of fifteen portfolios ("Funds"):

Aggressive Growth Lifestyle Fund

Capital Appreciation Fund

Conservative Growth Lifestyle Fund

Core Bond Fund

High Yield Bond Fund

International Growth II Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Value Fund

Moderate Growth Lifestyle Fund

Money Market II Fund

Small Cap Growth Fund

Small Cap Value Fund

Socially Responsible Fund

Strategic Bond Fund

In accordance with VC II's Agreement and Declaration of Trust (the "Declaration"), new Funds may be added to VC II upon approval of VC II's Board of Trustees without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A ("Covered Fund(s)").

(d)

The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)

VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

               VALIC and the SUB-ADVISER agree as follows:

1.            Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the control, direction, and supervision of VALIC and VC II's Board of Trustees and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state securities and tax laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), VC II's Agreement and Declaration of Trust, registration statements, prospectuses and stated investment objectives, policies and restrictions and any applicable procedures adopted by VC II's Board of Trustees and provided to the SUB-ADVISER shall:

EXHIBIT A

1

(a)

manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund's portfolio, and the formulation and implementation of investment programs.

(b)

maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund's account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER's control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions. Subject to approval by the VC II Board of Trustees approves appropriate policies and procedures, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization. If applicable, in accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the SUB-ADVISER may engage its affiliates, VALIC and its affiliates, or any other sub-adviser to the Fund and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Covered Fund.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC II's Board of Trustees regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC II promptly upon their reasonable written request all of the Covered Fund(s)' investment records and ledgers to assist VALIC and VC II in compliance with respect to each Covered Fund's securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC II's Board of Trustees such periodic and special reports as VALIC and VC II's Board of Trustees may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations. The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the SUB-ADVISER shall disclose such non-public information only if VALIC or the Board of Trustees of VC II has authorized such disclosure, or if such information is or hereafter otherwise is known by the SUB-ADVISER or has been disclosed, directly or indirectly, by VALIC or VC II to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information without prior approval by VALIC or the VC II Board of Trustees.

EXHIBIT A

2

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of VC II. The money and investments will be held by the Custodian of VC II. The SUB-ADVISER will arrange for the transmission to the Custodian for VC II, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable it to perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC II (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for VC II (ii) to deliver securities and other property against payment for VC II, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER's reasonable judgment such aggregation shall result in an overall economic benefit to the Covered Fund(s) considering the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination of such economic benefit to the Covered Fund by the SUB-ADVISER is subjective and represents the SUB-ADVISER's evaluation that the Covered Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC II other than in furtherance of the SUB-ADVISER's duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC's expenses, except that VALIC shall in all events pay the compensation described in Section 2 of the Agreement. VALIC and the SUB-ADVISER acknowledge that the Fund will be ultimately responsible for all brokerage commissions, taxes, custodian fees and any other transaction related fees, but that, for the purposes of this Agreement, as between VALIC and the SUB-ADVISER, VALIC will be responsible for such expenses, and VALIC authorizes the SUB-ADVISER to incur and pay such expenses for the Fund, as deemed appropriate by the SUB-ADVISER.

2.

Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund's average daily net assets computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by mutual agreement of the parties, provided that amendments are made in conformity with applicable laws and regulations and the Agreement and Declaration of Trust of VC II. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The average daily net assets shall be determined by taking the average of all of the determinations of net assets, made in the manner provided in VC II's Declaration, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than ten (10) business days following the end of the month.

EXHIBIT A

3

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC II.

3.

Scope of the SUB-ADVISER's Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund. In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, Trustees, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER shall not be liable to VALIC, VC II, or to any shareholder in the Covered Fund(s), and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC. VALIC acknowledges that the SUB-ADVISER will base its compliance with such provisions of the Code on accurate and timely portfolio information, including tax lot allocation, from VALIC.

4.

Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)

The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

EXHIBIT A

4

(b)

The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC II with a copy of such code of ethics together with evidence of its adoption.

(c)

The SUB-ADVISER has provided VALIC and VC II with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.

Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC II's Trustees who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC II's Board of Trustees or a majority of that Covered Fund's outstanding voting securities.

This Agreement shall automatically terminate in the event of its assignment, as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC II as it relates to any Covered Fund. The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of that Covered Fund's outstanding voting securities on 30-60 days' prior written notice to the SUB-ADVISER. This Agreement may also be terminated by VALIC: (i) on 30-60 days' prior written notice to the SUB-ADVISER, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 30 days' prior written notice to VALIC

.

6.

Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC II with respect to them.

The SUB-ADVISER agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. The SUB-ADVISER agrees that all books and records which it maintains for the Fund are the Fund's property and will be surrendered promptly to the Fund or VALIC on request. The SUB-ADVISER agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Fund's auditors, the Fund or any representative of the Fund, VLAIC, or any government agency or other instrumentality having regulatory authority over the Fund.

EXHIBIT A

5

VALIC has herewith furnished the SUB-ADVISER copies of the Fund's Prospectus, Statement of Additional Information, Declaration and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of the Fund in writing signed or sent by any of the persons whose names, addresses and specimen signatures will be provided by VALIC from time to time. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority, notwithstanding that it shall subsequently be shown that the same was not given or signed or sent by an authorized person.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to interest holders of the Fund or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder. Subject to provisions of this paragraph, SUB-ADVISER grants VALIC and the Fund a non-exclusive right to use the AIG Global Investment Corp." name in connection with the SUB-ADVISER's management of the Fund (i) for so long as this Agreement, any other investment management agreement between VALIC and SUB-ADVISER with respect to VC II, or to any extension, renewal or amendment thereof, remain in effect, and (ii) for subsequent periods as long as required by law, rule or regulation or the extent necessary to refer or illustrate the historical performance of the Fund.

VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Investment Sub-Advisory Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC, where the untrue statement was not reasonable knowable to be untrue by VALIC at the time made.

The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise directly from willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the SUB-ADVISER.

7.

Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of New York and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control. If any suit is instituted by any of the parties to enforce any of the terms or conditions of this Agreement, each of the parties hereby submits tot he exclusive jurisdiction of an venue in the federal courts of the United States of America, County of New York, State of New York to the extent permitted by feral law and otherwise, each of the parties hereby submits to the exclusive jurisdiction of and venue in the state courts of the State of New York located in the city and county of New York.

EXHIBIT A

6

8.

Amendment and Waiver

Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

9.

Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC

 Attn: Nori L. Gabert, Esq.
2929 Allen Parkway
Houston, Texas 77019
Tel: (713) 831-5165
Fax: (713) 831-2258

If to SUB-ADVISER:

Address for Notice:

With a copy to:

 AIG GLOBAL INVESTMENT CORP.
Compliance Department
175 Water Street
New York, New York 10038

 AIG GLOBAL INVESTMENT CORP.
Officer of General Counsel
70 Pine Street
New York, New York 10270

EXHIBIT A

7

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

 By:       /s/ MARY CAVANAUGH
Name:  MARY CAVANAUGH
Title: Executive Vice President and General Counsel

ATTEST:

 Attest:   /s/ TOM THOMPSON
Name: TOM THOMPSON

AIG GLOBAL INVESTMENT CORPORATION

 By:       /s/ WIN NEUGER
Name:  WIN NEUGER
Title: Chairman of the Board and Chief Executive Officer

ATTEST:

 Attest:   /s/ LILIAN FIGUEROA
Name: LILIAN FIGUEROA

 EXHIBIT A

8

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

MEMBER AMERICAN INTERNATIONAL GROUP INC.

P.O. BOX 9132

HINGHAM, MA 02043-9132

PROXY CARD

 INTERNATIONAL GROWTH II FUND
VALIC COMPANY II

The undersigned shareholder of the above referenced Fund, hereby votes all the shares of the Fund which the undersigned is entitled to vote as of July 30, 2004, the record date, at the Special Meeting to be held in Meeting Room 1 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, on Thursday, October 7, 2004, at 10:00 a.m., Central Time, and at any adjournment thereof. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

Date: ___________________________________

 _________________________________________________
Signature(s) (and Title(s), if applicable) (Sign in the Box)

Note If you plan to vote by mail, please sign the proxy card. When signing In a fiduciary capacity. such as executor, administrator, director, guardian, etc. please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person.

  Please fill in box(es) as shown using black or blue ink or number 2 pencil. [x]
PLEASE DO NOT USE FINE POINT PENS.

PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

FOR

AGAINST

ABSTAIN

1.

To approve or disapprove an amendment to the Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and AIG Global Investment Corp., which provides that AIGGIC will serve as sub-adviser to the International Growth II Fund.

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2.

To transact any other business that may properly come before the Meeting or any adjournment thereof.

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PLEASE SIGN AND DATE ON THE REVERSE SIDE.